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                          CREDIT AGREEMENT AMENDMENT

                                  dated as of

                               January 15, 1998

                                     among

                            WESTFIELD AMERICA INC.,
                                  as Borrower

                                      and

                        COMMONWEALTH BANK OF AUSTRALIA
               AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
                                  as Co-Agents

                                      and
                          UNION BANK OF SWITZERLAND,
                               NEW YORK BRANCH,
                             as Documentary Agent

                                      and

                       NATIONAL AUSTRALIA BANK LIMITED,
                                NEW YORK BRANCH,
                            as Administrative Agent



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

     CREDIT AGREEMENT AMENDMENT, dated as of January 15, 1998, among WESTFIELD AMERICA INC., a Missouri corporation (the "Borrower"), NATIONAL AUSTRALIA BANK LIMITED, COMMONWEALTH BANK OF AUSTRALIA, AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED and UNION BANK OF SWITZERLAND (collectively, the "Lenders"), COMMONWEALTH BANK OF AUSTRALIA and AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Co-Agents (the "Co-Agents"), UNION BANK OF SWITZERLAND, as Documentary Agent (the "Documentary Agent") and NATIONAL AUSTRALIA BANK LIMITED, NEW YORK BRANCH, as Administrative Agent for the Lenders (the "Administrative Agent").

                             W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders, the Co-Agents, the Documentary Agent and the Administrative Agent are parties to a Credit Agreement dated as of May 30, 1997 (the "Credit Agreement") pursuant to which the Lenders have severally committed to make Loans to the Borrower on a revolving basis and to participate in Letters of Credit issued for the account of the Borrower, up to an aggregate limit of $600,000,000 (the "Total Commitment"); and

     WHEREAS, the Borrower has requested the Lenders to increase the Total Commitment under the Credit Agreement to $800,000,000 as hereinafter provided; and

     WHEREAS, the Lenders are willing so to increase the Total Commitment and their respective Commitments, on the terms and conditions provided herein; and

     WHEREAS, capitalized terms used herein which are defined in the Credit Agreement have the meanings herein ascribed to them in the Credit Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. The term "Commitment" as defined in Section 1.01 (c) of the Credit Agreement is hereby amended to mean with respect to each Lender the amount set forth opposite such Lender's name under the heading "Commitment" on
Schedule 1 to this Credit Agreement Amendment, or in the relevant Assignment and Acceptance, as such amount may be reduced from time to time pursuant to
Section 2.03 of the Credit Agreement.

     2. The Borrower represents and warrants to the Lenders (a) that the representations and warranties of the Borrower set forth in Article V of the Credit Agreement (except to the extent that any representation or warranty speaks as of a date certain) are true and correct in all material respects on the date of this Credit Agreement Amendment with the same effect as though such representatives and warranties were made on such date and (b) that no Default or Event of Default has occurred and is continuing as of the date of this Credit Agreement Amendment.

     3. The increase in the Commitments provided for herein shall be effective upon the satisfaction of the following conditions:

    (a) The Administrative Agent shall have received counterparts of this Credit Agreement Amendment duly executed and delivered by each of the Lenders and the Borrower.

    (b) The Administrative Agent shall have received letters from each of the Guarantors substantially in the form of Exhibit A hereto (the "Guarantee Confirmations") duly executed by each of the Guarantors.

    (c) The Administrative Agent shall have received from counsel to the Borrower and each of the Guarantors opinions in form satisfactory to the Administrative Agent as to the authorization, execution and delivery of this Credit Agreement Amendment and the Guarantee Confirmations and the enforceability of the Credit Agreement and the Guarantees, as amended hereby and by the Guarantee Confirmations.

    (d) The Administrative Agent shall have received copies of resolutions of the Borrower and each of the Guarantors authorizing the execution, delivery and performance of this Credit Agreement Amendment and the Guarantee Confirmations.

    (e) The Administrative Agent shall have received Notes duly executed by the Borrower in favor of each of the Lenders in the principal amounts of their respective Commitments, as increased hereby.

    (f) The Administrative Agent shall have notified the Borrower and each of the Lenders that the conditions described in clauses (a) through (e) above have been satisfied.

     4. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     5. THIS CREDIT AGREEMENT AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     6. This Credit Agreement Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement Amendment to be duly executed as of the date first above written.


                                       WESTFIELD AMERICA INC.

                                       By: /s/ MARK A. STEFANEK
                                          ---------------------------------
                                          Name:  Mark A. Stefanek
                                          Title: Chief Financial Officer and
                                                 Treasurer

                                       NATIONAL AUSTRALIA BANK LIMITED,
                                        NEW YORK BRANCH (ACN 0014 044 937),
                                        as Administrative Agent and Lender

                                       By: /s/ Scott Tuhy
                                          ---------------------------------
                                          Name: Scott Tuhy
                                          Title: Vice President

                                       COMMONWEALTH BANK OF AUSTRALIA,
                                        as Co-Agent and a Lender

                                       By: /s/ S. Hussain
                                          ---------------------------------
                                          Name: Shakil Hussain
                                          Title: Vice President

                                       AUSTRALIA AND NEW ZEALAND
                                        BANKING GROUP LIMITED,
                                        as Co-Agent and a Lender

                                       By: /s/ Robert Sloan
                                          ---------------------------------
                                          Name: Robert Sloan
                                          Title: First Vice President

                                       UNION BANK OF SWITZERLAND,
                                        NEW YORK BRANCH, as
                                        Documentary Agent and a Lender

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                                                     Schedule 1
                                                                     ----------

                            Lenders and Commitments
                            -----------------------

            Lender                      Commitment           Address for Notices
            ------                      ----------           -------------------
National Australia Bank Limited        $333,333,333        200 Park Avenue
                                                           New York, NY 10166
                                                           Telecopy: (212) 983-1969
                                                           Attn: Jeff White

Commonwealth Bank of Australia         $200,000,000        599 Lexington Avenue
                                                           New York, NY 10022-6072
                                                           Telecopy: (212) 336-7722
                                                           Attn: Christine A. Renard

Australia and New Zealand Banking      $200,000,000        1177 Avenue of the Americas
    Group Limited                                          New York, NY 10036-2798
                                                           Telecopy: (212) 801-9131
                                                           Attn: Stephen Christenson

Union Bank of Switzerland              $ 66,666,667        299 Park Avenue
                                                           New York, NY 10171
                                                           Telecopy: (212) 821-4138
                                                           Attn: Department Head,
                                                           Commercial Real Estate
                                                           Finance

                                                                      Exhibit A

                                                  [Date]


To:  National Australia Bank Limited,
     Commonwealth Bank of Australia,
     Australia and New Zealand Banking Group Limited
     Union Bank of Switzerland
     c/o National Australia Bank Limited, as Agent
     200 Park Avenue
     New York, New York 10166

          Re: CREDIT AGREEMENT, dated as of May 30, 1997 (the "Credit Agreement"), among WESTFIELD AMERICA INC., a Missouri corporation (the "Borrower"), NATIONAL AUSTRALIA BANK LIMITED, COMMONWEALTH BANK OF AUSTRALIA, AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED and UNION BANK OF SWITZERLAND (collectively, the "Lenders"), COMMONWEALTH BANK OF AUSTRALIA AND AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Co-Agents, UNION BANK OF SWITZERLAND, as Documentary Agent,
               and NATIONAL AUSTRALIA BANK LIMITED, NEW YORK BRANCH, as Administrative Agent for the Lenders (the "Agent").
               ---------------------------------------------------------------

Gentlemen:

          The undersigned (the "Guarantor"), as a Guarantor under and as defined in the Credit Agreement referred to above, has delivered to the Agent its Guarantee dated as of ___________, 1997 (the "Guarantee" and referred to in the Credit Agreement as a "Cross Guarantee") in favor of the Agent and the Lenders as to the obligations of the Borrower in respect of the Loans, the L/C obligations and the other obligations of the Borrower under the Credit Agreement. The Guarantor understands and acknowledges that the Total Commitment under the Credit Agreement has been increased from $600,000,000 to $800,000,000 pursuant to a Credit Agreement Amendment dated as of January 15, 1998 (the "Amendment"). The Guarantor hereby confirms to the Agent and the Lenders that the Guarantee remains in effect in accordance with its terms and that term "Guaranteed Obligations" in the Guarantee refers to the obligations of the Borrower in respect of the Loans, the L/C Obligations and other obligations of the Borrower under the Credit Agreement, as modified by the Amendment.

                                       Very truly yours,

                                       [name of Guarantor]

                                       By:
                                          ---------------------------
                                          Name:
                                          Title: